Exhibit 10.14

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT as of September 30, 2013 (“Amendment Agreement”) to the Credit Agreement, dated as of January 31, 2013, among GLOBAL A&T ELECTRONICS LTD., a company incorporated in the Cayman Islands with registered address at Maples Corporate Services Limited (formerly known as M&C Corporate Services Limited), P.O.Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Company”), each Subsidiary Borrower that becomes a party thereto and borrower thereunder in accordance with Section 2.13 thereto, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) JPMorgan Chase Bank, N.A., as Administrative Agent, and Citicorp International Limited, as Security Agent, as amended, restated, extended, supplemented or otherwise modified in writing from time to time (the “Credit Agreement”).

PRELIMINARY STATEMENTS

WHEREAS the Company is a party to the Credit Agreement and to:

(1)	the $237,500,000 Credit Agreement dated as of October 30, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Second Priority Fixed Rate Loan Agreement”) between, among others, the Company and JPMorgan Chase Bank, N.A. in its capacity as administrative agent;

(2)	the $237,500,000 (or equivalent) Credit Agreement dated as of October 30, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Second Priority Floating Rate Loan Agreement”) between, among others, the Company and JPMorgan Chase Bank, N.A. in its capacity as administrative agent;

(3)	the Indenture dated as of January 30, 2009 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Exchange Notes Indenture” and, together with the Second Priority Fixed Rate Loan Agreement and the Second Priority Floating Rate Loan Agreement, the “Second Priority Loan Agreements”) entered into between, among others, the Company as issuer and The Hongkong and Shanghai Banking Corporation Limited as trustee; and

(4)	the Intercreditor Agreement dated as of October 30, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Intercreditor Agreement”) between, among others, the Company and Citicorp International Limited, as first priority representative (in such capacity, the “First Priority Representative”).

WHEREAS the Company intends to (i) issue additional senior secured notes in an amount not exceeding $502,300,000 (the “Additional Senior Notes”) under the indenture dated February 7, 2013 entered into between, among others, the Company as issuer and Citicorp International Limited as trustee, in exchange for certain outstanding loans under the Second Priority Loan Agreements and (ii) cancel each of the Second Priority Loan Agreements and amend the Intercreditor Agreement in connection with the issuance of the Additional Senior Notes and such exchange (the “Proposed Amendments”).

WHEREAS every $1,000 of outstanding principal amount of loans under the Second Priority Loan Agreements held by each lender thereunder which agrees to the above exchange will be so exchanged on the First Amendment Effective Date for $925 in principal amount of Additional Notes (rounded to the nearest $1,000), whereupon the loans so exchanged shall be deemed to be retired, extinguished and no longer owing to such lender under the Second Priority Loan Agreements.

WHEREAS in connection with the Proposed Amendments and the Additional Senior Notes, the Company has requested that the Lenders consent to the amendment or (as the case may be) waiver of various provisions in the Credit Agreement to allow for the issuance of the Additional Senior Notes and the transactions contemplated by the Proposed Amendments, as well as to effect other amendments to the Credit Agreement agreed between the parties hereto.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereto agree as follows:

1.	DEFINED TERMS

Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.	AMENDMENT OF THE CREDIT AGREEMENT – FIRST AMENDMENT EFFECTIVE DATE

The Credit Agreement is hereby amended, effective as of the First Amendment Effective Date, as follows:

2.1	Section 1.01 (Defined Terms). Section 1.01 is hereby amended by deleting the amount “$625,000,000” from the definition of “First Lien Notes” and substituting therefor the amount “$1,127,300,000”.

2.2	Section 6.11 (Covenant to Guarantee Obligations and Give Security). Section 6.11(c) is hereby amended by deleting the words “(the “Existing Second Land Mortgage”) to be amended by the parties thereto so as to include a notation that the lien created by the Existing Second Land Mortgage is subordinate to the lien created by” and substituting therefor the words “(the “Second Land Mortgage”) to be released, and a replacement Second Land Mortgage to be registered after the registration of”.

2.3	Section 7.03(b). Section 7.03(b) is hereby amended by deleting the word “and” appearing before the words “(ii) intercompany Indebtedness” and substituting therefor a comma and inserting the following immediately before the semicolon at the end of such clause:

“and (iii) to the extent not already included under clause (b)(i) of this Section 7.03, the aggregate principal amount of the First Lien Notes”

2.4	Section 7.03(q). Section 7.03(q) of the Credit Agreement is hereby deleted.

3.	WAIVERS OF THE CREDIT AGREEMENT

3.1	Section 7.12 is hereby waived on a one time only basis to the extent required to permit the execution, performance and consummation of all transactions contemplated by Proposed Amendments and the issuance of the Additional Senior Notes in exchange for loans outstanding under the Second Priority Loan Agreements on the terms and conditions set out in Schedule I.

3.2	The foregoing transactions shall be permitted on a one time only basis without any requirement for compliance with any of the provisions of Section 7.12 (including but not limited to the requirement for any such transaction to constitute a Permitted Refinancing).

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4.	CONDITIONS TO EFFECTIVENESS

This Amendment Agreement shall become effective on the date (the “First Amendment Effective Date”) on which each of the following conditions has been satisfied:

4.1	this Amendment Agreement has been duly executed and delivered by the parties hereto;

4.2	the Additional Senior Notes have been issued in exchange for loans outstanding under the Second Priority Loan Agreements on the terms and conditions set out in Schedule I;

4.3	the representations and warranties of the Company contained in Clause 7 of this Amendment Agreement shall be true and correct in all respects on and as of the First Amendment Effective Date; and

4.4	the Lenders have received a certificate from a Responsible Officer of the Company confirming that the Company is in pro forma compliance with all required financial ratios under the First Lien Notes documentation as at the First Amendment Effective Date, provided that if the First Amendment Effective Date has not occurred by the date falling two weeks after the date of this Amendment Agreement this Amendment Agreement shall terminate and cease to have any effect.

5.	EFFECT OF AMENDMENT

On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby as of the First Amendment Effective Date. This Amendment Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

6.	ACKNOWLEDGMENT OF PRIORITIES

6.1	The parties hereto hereby acknowledge that the indenture dated February 7, 2013 constituting the First Lien Notes (the “First Lien Notes Indenture”), together with all notes issued from time to time thereunder, constitute First Priority Agreements (as defined in the Intercreditor Agreement), and the Lenders party hereto hereby authorize the First Priority Representative to take such action as the First Priority Representative may deem necessary or desirable to designate such documents as First Priority Agreements for purposes of the Intercreditor Agreement, so long as the First Priority Representative has received similar authorization or instruction under the documents governing the terms of the First Lien Notes.

6.2	The Company, on behalf of itself and the Guarantors, acknowledges and agrees that the foregoing acknowledgments and authorizations are not intended to affect any of the rights of the Lenders under the First Priority Intercreditor Agreement, and that the giving of such acknowledgment and authorization shall not amount to any waiver, or prejudice any rights of the Lenders, under the First Priority Intercreditor Agreement. For the avoidance of doubt, nothing in this Amendment Agreement shall be deemed to constitute an amendment of, or an approval of the Lenders to any amendment of, the First Priority Intercreditor Agreement.

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7.	REPRESENTATIONS AND WARRANTIES

7.1	The representations and warranties set out in Article 5 (Representations and Warranties) of the Credit Agreement are deemed to be made by the Company (by reference to the facts and circumstances then existing) on the date of this Amendment Agreement.

7.2	The Company hereby additionally represents and warrants to the other parties hereto and each Lender that:

(a)	it has the corporate power and authority and the legal right to execute, deliver and perform this Amendment Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment Agreement.

(b)	this Amendment Agreement has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(c)	no “Default” or “Event of Default” (in each case as defined in the relevant agreement) has occurred and is continuing under any of the Credit Agreement, the First Lien Indenture or the Second Priority Loan Agreements.

(d)	insofar as the transactions contemplated by this Amendment Agreement involve any Affiliate, they are on terms substantially as favorable to the Company as would be obtainable by the Company at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; and

(e)	this Amendment Agreement and the transactions contemplated by this Amendment Agreement do not and will not conflict with or result in any breach or contravention of, or require any payment to be made under, any Loan Document or the First Lien Notes documentation or violate any Law.

8.	COUNTERPARTS

This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment Agreement shall be effective as delivery of an original executed counterpart of this Amendment Agreement.

9.	CONTINUING EFFECT

Except to the extent expressly provided herein, all terms and conditions of the Credit Agreement shall remain in full force and effect, binding and valid between the parties thereto.

10.	FEES, COSTS AND EXPENSES

The Company agrees to reimburse the other parties hereto for all reasonable fees, costs and expenses incurred in connection with this Amendment Agreement, including but not limited to the reasonable fees, costs and expenses of counsel.

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11.	GOVERNING LAW

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed as of the date first above written.

GLOBAL A&T ELECTRONICS, LTD., as a Borrower,

By:	/S/ William John Nelson
Authorized Signatory/Director
William John Nelson

Signature page to New Senior Revolving Credit Facility Amendment Agreement

CREDIT SUISSE AG, SINGAPORE BRANCH, as a Lender,

By:	/s/ Fiona Gray
	Name:	Fiona Gray
	Title:	Director General Counsel Division

By:	/s/ Sylvain Labattu
	Name:	Sylvain Labattu
	Title:	Director

Signature page to New Senior Revolving Credit Facility Amendment Agreement

JPMORGAN CHASE BANK, N.A., ACTING THROUGH ITS SINGAPORE BRANCH, as Lender,

By:
Name:
Title:

Signature page to New Senior Revolving Credit Facility Amendment Agreement

BANK OF AMERICA, N.A., as a Lender,

By:
Name:
Title:

Signature page to New Senior Revolving Credit Facility Amendment Agreement

UBS AG, SINGAPORE BRANCH, as a Lender,

By:	/s/ Mohamed Atmani
	Name:	Mohamed Atmani
	Title:	Managing Director

By:	/s/ Rahul Kotwal
	Name:	Rahul Kotwal
	Title:	Managing Director

Signature page to New Senior Revolving Credit Facility Amendment Agreement

TAIPEI FUBON COMMERCIAL BANK CO., LTD., OFFSHORE BANKING BRANCH, as a Lender,

By:
Name:
Title:

By:
Name:
Title:

Signature page to New Senior Revolving Credit Facility Amendment Agreement

Schedule I

TERMS AND CONDITIONS OF PROPOSED EXCHANGE